Exhibit 99.1

EQUITY BANCSHARES, INC.

PRESS RELEASE - 12/18/17

Equity Bancshares, Inc. Expands Metro and Kansas Presence,

Will Enter Southwest Kansas and Add Another Kansas City Location

Announces agreements to merge with banks in Liberal, Kansas and Blue Springs, Missouri

WICHITA, Kansas (December 18, 2017) – Equity Bancshares, Inc. (NASDAQ: EQBK) (“Equity” or the “Company”), parent company of Equity Bank, announced today it has entered into definitive merger agreements with Kansas Bank Corporation (“KBC”), parent company of First National Bank of Liberal/Hugoton (“FNB”) in Liberal, Kansas, and Adams Dairy Bancshares, Inc. (“Adams”), parent company of Adams Dairy Bank, in Blue Springs, Missouri. Equity intends to close the mergers simultaneously in the second quarter of 2018.

These merger announcements occur after Equity completed two mergers on November 10, 2017, entering Newkirk, Ponca City, and Tulsa, Oklahoma, adding Oklahoma as a fourth state to its Midwestern footprint. After the KBC and Adams mergers, Equity will have completed 17 successful business combinations in 16 years, and seven since the Company’s initial public offering in November 2015.

“We’ve been fortunate to work with strong community banks in our four states to deliver an outstanding banking experience to customers in diverse markets. The addition of First National Bank is key for our expanding Western Kansas footprint and represents the addition of the market leader in Southwest Kansas,” said Brad Elliott, Chairman and CEO of Equity. “In the competitive Kansas City market, Adams Dairy matches up extremely well with our commercial philosophy, and represents our continued dedication to entrepreneurship. Together, the mergers indicate our continued commitment to our strategy of entering stable, core deposit markets and continuing to strengthen our metropolitan presence.”

The KBC merger allows Equity to add Southwest Kansas as a new region in its home state. KBC operates four bank locations in Liberal, Kansas, and one in Hugoton, Kansas. KBC ranks first in reported deposit market share in Seward County, Kansas, according to June 30, 2017 data provided by the FDIC. The five bank locations will comprise Equity’s Southwest Kansas market upon closing. Equity completed a recent Western Kansas merger on March 10, 2017, with the addition of three Prairie State Bancshares, Inc. locations in Hoxie, Grinnell and Quinter, Kansas. Equity will operate 23 bank offices in Kansas after the KBC merger.

Adams Dairy Bank is located in Blue Springs, Missouri, a suburb of Kansas City. The merger with Adams supplements Equity Bank’s Kansas City market with strong core deposits, an additional bank office and a commercial focus. After the merger, Equity will operate seven bank offices in its Kansas City market, including three in Lee’s Summit, Missouri, two in Overland Park, Kansas, and one in Kansas City, Missouri. Equity’s Kansas City market will be the Company’s largest in terms of total deposits.

Equity reported $3.0 billion in consolidated total assets, loans of $2.0 billion, and deposits of $2.3 billion as of November 10, 2017, upon completion of its mergers with Eastman National Bancshares, Inc. and Cache Holdings, Inc. Equity currently has 42 full-service bank locations in Arkansas, Kansas, Missouri and Oklahoma. After completion of the mergers, Equity expects to have approximately $3.5 billion in consolidated total assets, and the combined institution is expected to have approximately $2.3 billion in loans and $2.8 billion in deposits.

First National Bank of Liberal/Hugoton and Kansas Bank Corporation

KBC principally conducts banking business through four full-service branch locations in Liberal, Kansas and an additional location in Hugoton, Kansas, about 30 miles west of Liberal. Founded in 1900, KBC’s home office is at 1700 North Lincoln Avenue in Liberal, Kansas.

As of September 30, 2017, KBC had $310 million in total assets, $170 million in loans and $274 million in deposits. KBC ranks No. 1 in FDIC deposit market share in Seward County, Kansas, with 57%, and No. 2 in Stevens County, Kansas with 27%, as of June 30, 2017, according to FDIC data published by SNL Financial. KBC local leadership will continue to serve as part of Equity, including Tina Call as President & CEO of Equity’s Southwest Kansas market.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 12/18/17

“We’re proud to find a partner that will continue dedicated, high-level service to our communities of Liberal, Hugoton, and our Southwest Kansas region. For more than 100 years, First National Bank of Liberal/Hugoton has been committed to the needs of our Southwest Kansas customers, and we’re eager to continue delivering financial solutions and local decision-making that our customers trust,” said Ms. Call, President and CEO of FNB.

At closing of the transaction, which is expected to occur in the second quarter of 2018, KBC will merge with and into Equity, subject to receipt of customary regulatory approvals and closing conditions, including KBC shareholder approval. Under the terms of the definitive agreement, approved by the boards of directors of Equity and KBC, at the effective time of the merger the shareholders of KBC will have the right to receive an aggregate consideration of approximately $558.69 per share. Equity will acquire all outstanding shares of KBC common stock. The definitive agreement provides that each outstanding share of KBC common stock will represent the right to receive a fixed exchange ratio of 10.173 shares of Equity Class A common stock and $207.83 in cash.

Based on an assumed Equity stock price of $34.49 per share, the aggregate transaction value is approximately $45.1 million. The actual aggregate transaction value may be subject to equity adjustments prior to closing, as further set forth in the definitive merger agreement.

Equity expects the merger to be approximately $0.06 accretive to diluted earnings per share in 2018, and $0.10 accretive to earnings per share in 2019, with transaction-related and one-time costs of approximately $6.1 million. Equity expects the merger to be approximately 1.8% dilutive to tangible book value per share at closing, inclusive of the estimated purchase accounting adjustments, and expects the tangible book value earnback to be 2.8 years using the cross-over method. Finally, Equity expects to remain above all “Well Capitalized” capital ratios as defined by regulatory guidelines, inclusive of the impact of all estimated purchase accounting adjustments.

Adams Dairy Bank and Adams Dairy Bancshares, Inc.

Adams Dairy Bank of Blue Springs, Missouri, was established in 2008 to focus on delivering commercial and consumer banking solutions within Blue Springs, a suburb with a population of 54,431 on the east side of metropolitan Kansas City. Adams’ sole office is in the Shoppes at Coronado Place retail market center off Interstate 70 and Adams Dairy Parkway. Adams has been recognized within Kansas City for its growth, including its upcoming honor of “25 under 25” in 2018, awarded to businesses under 25 employees with strong financial performance by regional business publication Thinking Bigger.

“Since our beginning in 2008 we’ve sought to provide a focus on local, community banking within a metropolitan area, and dedicated to our home base of customers, and we’ve done this with entrepreneurial spirit” said David C. Chinnery, Chairman and CEO of Adams. “The local, entrepreneurial focus we pride ourselves upon is very similar to Equity, and we’re enthusiastic to add additional products and services to a client focus that will continue to set us apart in Kansas City.”

As of September 30, 2017, Adams had total assets of $127 million, loans of $91 million, and $102 million in deposits. Adams ranks No. 5 in FDIC deposit market share in Blue Springs, with a market share of 11% as of June 30, 2017, out of 16 institutions, according to FDIC data published by SNL Financial.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 12/18/17

At closing of the transaction, which is also anticipated to occur in the spring of 2018, Adams will merge with and into Equity, subject to receipt of customary regulatory approvals and closing conditions, including the approval of Adams shareholders.

Under the terms of the definitive agreement, approved by the boards of directors of Equity and Adams, at the effective time of the merger the shareholders of Adams will have the right to receive an aggregate consideration of approximately $22.03 per share. Equity will acquire all outstanding shares of Adams common stock. The definitive agreement provides that each outstanding share of Adams common stock will represent the right to receive a fixed exchange ratio of 0.4791 shares of Equity Class A common stock and $5.51 in cash.

Based on an assumed Equity stock price of $34.49 per share, the aggregate transaction value is approximately $15.8 million. The actual aggregate transaction value may be subject to equity adjustments prior to closing, as further set forth in the definitive merger agreement.

Equity expects the merger to be approximately $0.03 accretive to diluted earnings per share in 2018 and $0.05 accretive to earnings per share in 2019, with transaction-related and one-time costs of approximately $2.8 million. Equity expects the merger to be approximately 0.5% dilutive to tangible book value per share at closing, inclusive of the estimated purchase accounting adjustments, and expects the tangible book value earnback to be approximately 2.7 years using the cross-over method. Finally, Equity expects to remain above all “Well Capitalized” capital ratios as defined by regulatory guidelines, inclusive of the impact of all estimated purchase accounting adjustments.

Equity Bancshares, Inc. was advised by and received fairness opinions on the KBC transaction from Keefe, Bruyette & Woods, a Stifel company, and Norton Rose Fulbright US LLP as legal counsel.

Equity was advised by and received fairness opinions on the Adams transaction from Stephens Inc. and Norton Rose Fulbright US LLP as legal counsel.

Kansas Bank Corporation was advised by and received a fairness opinion from Sheshunoff and Company and Foulston Siefkin LLP as legal counsel.

Adams Dairy Bancshares, Inc. was advised by and received a fairness opinion from The Capital Corporation and Stinson Leonard Street LLP as legal counsel.

Conference Call and Webcast

Equity Bancshares, Inc. will host a conference call on Monday, December 18, 2017 at 11 a.m. eastern time (10 a.m. central time) to discuss its mergers with KBC and Adams. Brad Elliott, Chairman and CEO of Equity, Greg Kossover, EVP and Chief Financial Officer of Equity, Tina Call, President and CEO of KBC, Melvin Winger, Chairman of the Board of Directors of KBC, and David Chinnery, Chairman and CEO of Adams, will participate in the call.

Participants may dial into the call toll-free at (844) 534-7311 from anywhere in the U.S. or (574) 990-1419 internationally, using conference ID no. 3179084. Participants are encouraged to dial into the call approximately 10 minutes prior to the start time. Investors, news media, and other participants may also view the webcast at investor.equitybank.com.

A replay of the call and webcast will be available two hours following the close of the call until December 27, 2017, accessible at (855) 859-2056 or investor.equitybank.com.

Equity will post presentation slides on its website to be addressed by management during the call. The slides will be available for download on Equity’s website approximately one hour before the start of the call. Please note that slides will not advance automatically if streaming call or listening to conference call audio.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 12/18/17

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the parent company of Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, and treasury management services. As of November 10, 2017, Equity had $3.0 billion in consolidated total assets, with 42 locations in Kansas, Missouri, Arkansas and Oklahoma, including corporate office in Wichita and six bank locations throughout the Kansas City metropolitan area. Learn more at www.equitybank.com.

Equity provides an enhanced banking experience for customers through a suite of sophisticated banking products and services tailored to their needs, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.”

Equity will release its full year and fourth-quarter 2017 results on Thursday, January 25, 2018, with a press release issued after the market close, followed by a conference call Friday, January 26, 2018 at 10 a.m. eastern time (9 a.m. central time). Participants may dial into the call toll-free at (844) 534-7311 from anywhere in the U.S. or (574) 990-1419 internationally, using conference ID no. 9667697. Participants are encouraged to dial into the call approximately 10 minutes prior to the start time. Investors, news media, and other participants may also view the webcast at investor.equitybank.com.

Additional Information for Investors and Shareholders

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of Equity and each of KBC and Adams, Equity will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) with respect to the proposed merger. Each registration statement will include a proxy statement of KBC, and a proxy statement of Adams, respectively, and will constitute a prospectus of Equity, which KBC and Adams will send to their respective shareholders. Investors and shareholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about Equity, KBC and Adams and the proposed transactions.

These documents will contain important information relating to the proposed transactions. When filed, this document and other documents relating to the merger filed by Equity can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Equity’s website at www.equitybank.com under the tab “Investor Relations” and then under “Financials.” Alternatively, these documents, when available, can be obtained free of charge from Equity by directing a request to Equity Bancshares, Inc., 7701 East Kellogg, Wichita, Kansas 67207, Attention: John J. Hanley, SVP and Director of Investor Relations, Telephone: (316) 612-6000; or to Kansas Bank Corporation, 1700 North Lincoln Avenue, Liberal, Kansas 67901, Attention: Tina Call, President & CEO, Telephone: (620) 624-1971; or to Adams Dairy Bancshares, Inc. 651 NE Coronado Drive, Blue Springs, Missouri, 64014, Attention: David Chinnery, Chairman & CEO, Telephone: (816) 655-3333.

Participants in the Transactions

Equity, KBC, Adams, and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of KBC or Adams in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding each of the proposed transactions when it becomes available. Additional information about Equity and its directors and officers may be found in the definitive proxy statement of Equity relating to its 2017 Annual Meeting of Stockholders filed with the SEC on March 22, 2017 and Equity’s annual report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017. The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 12/18/17

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2017 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. Investors and security holders are urged to carefully review and consider Equity’s public filings with the SEC, including but not limited to its Annual Report on Form 10-K, its proxy statement, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

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Media and Investor Contacts:

John J. Hanley

SVP, Director of Investor Relations

Equity Bancshares, Inc.

(913) 583-8004

jhanley@equitybank.com

EQUITY BANCSHARES, INC.

PRESS RELEASE - 12/18/17

Tina M. Call

President & CEO

Kansas Bank Corporation

(620) 624-1971

tinac@fnbliberal.com

David C. Chinnery

President & CEO

Adams Dairy Bancshares, Inc.

(816) 655-3333

david.chinnery@adamsdairybank.com